Exhibit (16)   Powers of Attorney.

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that I, Alan S. Danson, a member of the Board of Directors of Dreyfus Founders Funds, Inc. (the "Funds"), hereby make, constitute and appoint Kenneth R. Christoffersen, David L. Ray and Edward
F. O'Keefe, and each of them, severally, my true and lawful attorneys and agents in my name, place and stead to execute for and on my behalf any and all filings of and amendments to a Registration Statement for the Funds on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Funds to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 19th day of January, 2007.

                                                         /s/Alan S. Danson
                                                         ------------------
                                                         Alan S. Danson


STATE OF COLORADO)
                            )ss.
COUNTY OF EAGLE)


            SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Alan S. Danson, a member of the Board of Directors of the Dreyfus Founders Funds, Inc., this 22nd day of January, 2007.


[SEAL]                                             /s/Maxine Jaramillo
                                                   ------------------------
                                                   Notary Public


MAXINE JARAMILLO
NOTARY PUBLIC
STATE OF COLORADO

My commission expires:
10-15-09

Exhibit (16)


                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that I, Robert P. Mastrovita, a member of the Board of Directors of Dreyfus Founders Funds, Inc. (the "Funds"), hereby make, constitute and appoint Kenneth R. Christoffersen, David L. Ray and Edward F. O'Keefe, and each of them, severally, my true and lawful attorneys and agents in my name, place and stead to execute for and on my behalf any and all filings of and amendments to a Registration Statement for the Funds on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Funds to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 19th day of January, 2007.

                                                /s/Robert P. Mastrovita
                                                -------------------------
                                                Robert P. Mastrovita


STATE OF MASSACHUSETTS)
                                  )ss.
COUNTY OF PLYMOUTH)


            SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Robert P. Mastrovita, a member of the Board of Directors of the Dreyfus Founders Funds, Inc., this 19th day of January, 2007.


[SEAL]                                          /s/Kathleen T. Burgess
                                                -----------------------
                                                Notary Public


KATHLEEN T. BURGESS
NOTARY PUBLIC
MASSACHUSETTS

My commission expires:
4-20-2012

Exhibit (16)


                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that I, Trygve E. Myhren, a member of the Board of Directors of Dreyfus Founders Funds, Inc. (the "Funds"), hereby make, constitute and appoint Kenneth R. Christoffersen, David L. Ray and Edward
F. O'Keefe, and each of them, severally, my true and lawful attorneys and agents in my name, place and stead to execute for and on my behalf any and all filings of and amendments to a Registration Statement for the Funds on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Funds to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of January, 2007.

                                                /s/Trygve E. Myhren
                                                ------------------------
                                                Trygve E. Myhren


STATE OF COLORADO)
                               )ss.
COUNTY OF DENVER)


            SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Trygve E. Myhren, a member of the Board of Directors of the Dreyfus Founders Funds, Inc., this 18th day of January, 2007.


[SEAL]                                          /s/M. Elizabeth LaBrec
                                                ------------------------
                                                Notary Public


M. ELIZABETH LABREC
NOTARY PUBLIC
STATE OF COLORADO


My commission expires:
08/14/2010

Exhibit (16)


                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that I, George W. Phillips, a member of the Board of Directors of Dreyfus Founders Funds, Inc. (the "Funds"), hereby make, constitute and appoint Kenneth R. Christoffersen, David L. Ray and Edward
F. O'Keefe, and each of them, severally, my true and lawful attorneys and agents in my name, place and stead to execute for and on my behalf any and all filings of and amendments to a Registration Statement for the Funds on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Funds to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 22nd day of January, 2007.

                                                /s/George W. Phillips
                                                -----------------------
                                                George W. Phillips


STATE OF FLORIDA)
                               )ss.
COUNTY OF INDIAN RIVER)


            SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by George W. Phillips, a member of the Board of Directors of the Dreyfus Founders Funds, Inc., this 22nd day of January, 2007.


[SEAL]                                          /s/Laura Aldrich
                                                -------------------
                                                Notary Public

LAURA ALDRICH
COMM# DD0616501
EXPIRES 12/22/2010
Florida Notary Assn., Inc.

My commission expires:

Exhibit (16)


                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that I, Martha A. Solis-Turner, a member of the Board of Directors of Dreyfus Founders Funds, Inc. (the "Funds"), hereby make, constitute and appoint Kenneth R. Christoffersen, David L. Ray and Edward F. O'Keefe, and each of them, severally, my true and lawful attorneys and agents in my name, place and stead to execute for and on my behalf any and all filings of and amendments to a Registration Statement for the Funds on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Funds to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

            IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of this 18th day of January, 2007.

                                                /s/Martha A. Solis-Turner
                                                ----------------------------
                                                Martha A. Solis-Turner


STATE OF COLORADO)
                         )ss.
COUNTY OF DENVER)


            SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Martha A. Solis-Turner, a member of the Board of Directors of the Dreyfus Founders Funds, Inc., this 18th day of January, 2007.


[SEAL]                                          /s/M. Elizabeth Labrec
                                                --------------------------
                                               Notary Public


M. ELIZABETH LABREC
NOTARY PUBLIC
STATE OF COLORADO

My commission expires:
08/14/2010

Exhibit (16)

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that I, Eugene H. Vaughan, a member of the Board of Directors of Dreyfus Founders Funds, Inc. (the "Funds"), hereby make, constitute and appoint Kenneth R. Christoffersen, David L. Ray and Edward
F. O'Keefe, and each of them, severally, my true and lawful attorneys and agents in my name, place and stead to execute for and on my behalf any and all filings of and amendments to a Registration Statement for the Funds on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Funds to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 29th day of January, 2007.

                                                /s/Eugene H. Vaughan
                                                ------------------------
                                                Eugene H. Vaughan


STATE OF TEXAS)
                        )ss.
COUNTY OF HARRIS)


            SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Eugene H. Vaughan, a member of the Board of Directors of the Dreyfus Founders Funds, Inc., this 29th day of January, 2007.


[SEAL]                                          /s/Carolyn J. Ross
                                                ---------------------
                                                Notary Public


CAROLYN J. ROSS
MY COMMISSION EXPIRES
March 3, 2009

My commission expires:
March 3, 2009